--------------------------------------------------------------------------------

                            WFASC MORTGAGE LOAN POOL
                       20-YEAR THROUGH 30-YEAR FIXED RATE
                            NON-RELOCATION MORTGAGES
                              WFASC SERIES 2000-14
                            POOL PROFILE (11/09/2000)

--------------------------------------------------------------------------------

                                         ---------------     ----------------
                                              BID               TOLERANCE
                                         ---------------     ----------------

AGGREGATE PRINCIPAL BALANCE                 $700,000,000           (+/- 5.00%)

MORTGAGE LOAN CUTOFF DATE                       1-Dec-00
INTEREST RATE RANGE                     6.000% - 10.250%
GROSS WAC                                          8.45%         (+/- 10 Bps%)
WEIGHTED AVERAGE SERVICE FEE                      25 bps
MASTER SERVICING FEE                             1.7 bps
WAM (in months)                                      357         (+/- 2 month)

WALTV                                                75%         (maximum 82%)

CALIFORNIA %                                         27%         (maximum 35%)
SINGLE LARGEST ZIP CODE CONCENTRATION                 2%         (maximum  5%)

AVERAGE LOAN BALANCE                            $356,701      (maximum $390,000)
LARGEST INDIVIDUAL LOAN BALANCE               $1,100,000    (maximum $2,000,000)

CASH-OUT REFINANCE %                                  8%        (maximum  15%)

PRIMARY RESIDENCE %                                  95%         (minimum 85%)

SINGLE-FAMILY DETACHED %                             91%         (minimum 80%)

FULL DOCUMENTATION %                                 90%         (minimum 80%)

PREPAYMENT PENALTY %                                  0%          (maximum 3%)

UNINSURED > 80% LTV %                                 1%          (maximum 3%)

TEMPORARY BUYDOWNS                                    1%         (maximum  3%)




  THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED BY THE DESCRIPTION OF THE
     MORTGAGE LOANS CONTAINED IN THE PROSPECTUS SUPPLEMENT. SUCH INFORMATION
         SUPERSEDES THE INFORMATION IN ALL PRIOR COLLATERAL TERM SHEETS.
--------------------------------------------------------------------------------

(1) All dollar amounts are approximate and all percentages are expressed as approximate percentages of the Aggregate Principal Balance.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                            WFASC MORTGAGE LOAN POOL
                       20-YEAR THROUGH 30-YEAR FIXED RATE
                            NON-RELOCATION MORTGAGES
                              WFASC SERIES 2000-14
                               PRICING INFORMATION

--------------------------------------------------------------------------------


RATING AGENCIES                         TBD by Wells Fargo

PASS THRU RATE                                       7.50%

ASSUMED SIZE OF PRINCIPAL ONLY CLASS                 0.05%

PRICING DATE                                           TBD

FINAL STRUCTURE DUE DATE                         06-Dec-00         9:00 AM

SETTLEMENT DATE                                  22-Dec-00

ASSUMED SUB LEVELS                                     AAA          4.250%
                                                        AA          2.400%
                                                         A          1.500%
                                                       BBB          0.950%
                                                        BB          0.600%
                                                         B          0.350%

                                        Note:  AAA Class will be rated by two
                                        rating agencies. AA through B Classes
                                        will be rated by one rating agency.

* SHOULD MOODY'S PROVIDE A RATING ON THE TRANSACTION, PLEASE NOTE, THE RESIDUAL CLASS WILL NOT BE RATED.

* THIS SECURITY MAY CONTAIN PLEDGED ASSET LOANS.

WFASC may structure the excess interest as an interest only certificate, or as fixed retained yield or servicing fee which will be excluded from the trust for Series 2000-07. THE PRINCIPAL only CERTFICATE CREATED BY THE DISCOUNT MORTGAGE LOANS WILL BE INCLUDED IN THE BID ON THE PRICING DATE.


WFASC CONTACTS                          Brad Davis (301) 846-8009
                                        Lori Maller (301) 846-8185